Exhibit 10.11

                  THE PARTNERSHIP INTERESTS ISSUED UNDER THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES ACT AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF ABSENT SUCH REGISTRATION UNLESS, IN THE OPINION OF COUNSEL TO THE GENERAL PARTNER, SUCH REGISTRATION IS NOT REQUIRED.


                                 AMENDMENT NO. 1
                                       TO
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                                  HEP II, L.P.


         This AMENDMENT NO 1 TO AGREEMENT OF LIMITED PARTNERSHIP is made and entered into as of April 23, 1996, by and among Hit Entertainment, Inc., a Delaware corporation (the "General Partner"), Master Glazier's Karate International, Inc., a Delaware corporation, as the original limited partner (the "Original Limited Partner") and United Leisure Corporation, a Delaware corporation ("ULC"), and those other parties who from time to time may become limited partners pursuant to the provisions of this Agreement by execution and delivery of this Agreement or counterparts hereof (hereinafter referred to collectively as the "Limited Partners" and referred to individually as a "Limited Partner")


                              W I T N E S S E T H:


         WHEREAS, the General Partner and the Original Limited Partner have created the Partnership, and the parties hereto desire to set forth their respective interests in and all rights, duties and obligations in and to the Partnership, all upon the terms and conditions hereinafter set forth; and

         WHEREAS, ULC desires to become a limited partner of the Partnership by the execution and delivery hereof.

         NOW, THEREFORE, in consideration of the premises, and the mutual covenants and promises hereinafter set forth, the parties to this Agreement of Limited Partnership do hereby agree as follows:

         1. Admission of ULC as Limited Partner; Capital Contribution. By its execution and delivery of this Agreement, ULC shall become a Limited Partner of the Partnership and hereby makes a capital contribution to the Partnership in the total amount of $1,500,000, thereby becoming the owner of 60 Units

         2. Section 8.1 of the Agreement of Limited Partnership of the Partnership is hereby amended to read in its entirety as follows

                  "8.1 CAPITAL ACCOUNTS. A Capital Account shall be determined and maintained for each Partner. Interest equal to seven percent (7%) per annum shall be payable on a quarterly basis on the Capital Accounts of the Partners The General Partner shall maintain a minimum balance in its Capital Account equal to one percent of the total positive balance of all Capital Accounts maintained for the Partners."

         IN WITNESS WHEREOF, the undersigned parties have hereunto set their hands as of the day and year first above written.

                                 GENERAL PARTNER

                                 HIT ENTERTAINMENT, INC.



                                 By /s/ Brian Shuster
                                    -----------------------------
                                    Brian Shuster
                                    Its President


                                 LIMITED PARTNERS

                                 UNITED LEISURE CORPORATION



                                 By /s/ Harry Shuster
                                    ---------------------------------
                                    Harry Shuster
                                    Chairman of the Board,
                                    President and Chief
                                    Executive Officer


                                 ORIGINAL LIMITED PARTNER

                                 MASTER GLAZIER'S KARATE
                                   INTERNATIONAL, INC.



                                 By /s/ Mark Glazier
                                    --------------------------------
                                    Mark Glazier
                                    Its President

                                   APPENDIX A
                                     TO THE
                                 AMENDMENT NO. 1
                                       OF
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                                  HEP II, L.P.




                                 GENERAL PARTNER


            Name                                          Mailing Address
-----------------------------                    -------------------------------
   Hit Entertainment, Inc.                          1200 AmSouth/Harbert Plaza
                                                     Birmingham, Alabama 35203




                                LIMITED PARTNERS

                                                                                                   Social Security
                                                                                                         or
                                                                                      Number          Taxpayer
                                         Mailing                   Capital              of         Identification
       Name                              Addresss                  Contribution        Units           Number
------------------------        ----------------------------     ---------------     --------     ----------------

Master Glazier's Karate         570 Broad Street                    $1,500,000          60           22-3234110
  International, Inc.           Suite 12
                                Elizabeth, New Jersey 07202

United Leisure                  8800 Irvine Center Drive            $1,500,000          60           13-2652243
  Corporation                   Irvine, California 92718


                                       A-1